EXHIBIT 4.32.1

AMENDMENT TO CONDITIONAL WAIVER AND EXTENSION AGREEMENT

(1)	CEMEX, S.A.B. de C.V. (“CEMEX Parent”)

Ave. Ricardo Margáin Zozaya # 325

Col. Valle del Campestre

Garza García, N.L. 66265 México

(2)	CEMEX España, S.A. (“CEMEX España”)

Hernández de Tejada, 1

28027 Madrid

Spain

29 June 2009

Dear Sirs

Amendment to Conditional Waiver and Extension Agreement

1.	We refer to:

(a)	the Conditional Waiver and Extension Agreement dated 16 April 2009 between, inter alios, CEMEX Parent, CEMEX España and the banks and financial institutions (the “Lenders”) party thereto (the “CWEA”); and

(b)	the draft termsheet setting out the terms of a master override agreement in relation to the restructuring of the Existing Facilities (the “Master Override Agreement”) circulated to the Lenders (the “Termsheet”).

2.	Terms defined and expressions used in the CWEA shall have the same meaning and construction in this letter unless the context otherwise indicates.

3.	Having regard to the progress that has been made by CEMEX Parent and CEMEX España with the Co-ordinators and the Committee Banks in respect of reaching broad commercial agreement on a refinancing plan as evidenced by the circulation of the Termsheet to the Lenders, each of the parties hereto agrees to amend the CWEA with effect from the date hereof in accordance with the provisions of paragraphs 4 to 9 of this letter. The effect of these amendments is to ensure that:

(a)	the Relevant Period under the CWEA remains effective until 31 July 2009;

(b)	additional Relevant Existing Facilities, pursuant to which maturities shall fall due during the revised Relevant Period, are made subject to the terms and conditions of the CWEA; and

(c)	Lenders are paid fees until the end of the Relevant Period (as amended).

4.	The definition of “Relevant Period” in Annex 2 (Definitions and Interpretation) to the CWEA shall be deleted in its entirety and replaced with the following:

““Relevant Period” means the period that starts on the Reference Date and ends on the earlier of:

(a)	6pm Madrid time on 31 July 2009 except that where, on the date of this Letter, any Lender only has credit and other internal approvals to provide the extensions and waivers set out in sub paragraph 3.1 of paragraph 3 (Conditional Waivers and Deferrals) for a period starting on the Reference Date and ending prior to 31 July 2009, and such Lender has not, prior to the end of such lesser period confirmed to the Co-ordinators and CEMEX Parent that it has obtained credit and other internal approvals for a period ending on 31 July 2009, then the Relevant Period for the purposes of this paragraph (a) shall end on the date for which that Lender has obtained credit and other internal approvals (the “End Date”) provided that such Lender shall notify the Co-ordinators and CEMEX Parent of such End Date not less than five days prior to such End Date (with a copy of such notice to be sent by the Co-ordinators to the Lenders);

(b)	the Master Override Agreement becoming fully effective in accordance with its terms; and

(c)	the termination of the Relevant Period pursuant to sub paragraph 3.5 (or, with respect only to the relevant Terminating Lender and any relevant Further Terminating Lender, pursuant to sub paragraph 3.6) of paragraph 3 (Conditional Waivers and Extensions).”

5.	Paragraph 10 (Fees) of the CWEA shall be amended as follows:

(a)	in sub paragraph (c), the full stop at the end of that paragraph shall be deleted and replaced with a semi-colon; and

(b)	a new sub paragraph (d) shall be added as follows:

“a fee of 0.25% on the amount of its Extended Payment, which shall be payable on 31 July 2009 (provided that the Relevant Period has not been terminated prior to such date other than pursuant to the provisions of (b) of the definition of Relevant Period).”

6.	Annex 2 (Definitions and Interpretation) shall be amended to include the following definitions:

““Amendment Date” means the date on which this Letter was amended by way of an amendment letter.

“Lender” means an Original Lender, a New Lender or any other Lender that has already acceded to or accedes to this Letter pursuant to a Lender Accession Letter.

“Master Override Agreement” means the master override agreement to be entered into between, inter alios, CEMEX Parent, CEMEX España, certain Lenders and any other relevant Financial Creditor in respect of the restructuring of the Existing Facilities and any other relevant facilities and financial accommodation provided by other Financial Creditors of the Group.

“New Lender” means any Financial Creditor that became a Lender under this Letter on the Amendment Date.

“Original Lender” means any Lender which was a party to this Letter on and from 16 April 2009.”

7.	Annex 3 (Exposures) to the CWEA shall be deleted in its entirety and replaced with a new Annex 3 in the form provided for in Schedule 1 (Amended Annex 3) to this amendment letter.

8.	In respect of any Financial Creditors that prior to the date of this amendment letter, were not Lenders, for the purposes of this amendment letter, paragraph 9 (Acceding Lenders and Acceding Obligors) of the CWEA shall be suspended and each Financial Creditor that signs this amendment letter shall automatically be deemed to have acceded to all of the terms and conditions in and under the CWEA as a Lender.

9.	Annex 5 (Termination Events) to the CWEA shall be amended as follows:

Paragraph (c) shall be amended as follows::

(a)	by deleting sub paragraph (iii) in its entirety and replacing it with the following:

“(iii) payment of any amount which has matured or otherwise fallen due under (a) a Soft Facility; or (b) any public debt instrument denominated in Mexican pesos; or (c) any tax exempt (environmental) bonds due by CEMEX Inc.;”

(b)	by including a new sub paragraph (v)(A):

“the following scheduled payments (expressed as amounts converted into US dollars by CEMEX Parent with a conversion date of 11 June 2009):

(i)	a payment in an amount of US$ equivalent 7,923,160 to ABC Capital, falling due on 29 June 2009;

(ii)	a payment in an amount of US$ equivalent 14,831 to Kreissparkasse, falling due on 30 June 2009;

(iii)	a payment in an amount of US$ equivalent 1,633,090 to Banco Afirme, falling due on 16 July 2009;

(iv)	a payment in an amount of US$ equivalent 7,440,476 to Banco de Occidente, falling due on 21 July 2009;

(v)	a payment in an amount of US$ equivalent 5,133,928 to Banco de Crédito Colombia, falling due on 27 July 2009;

(vi)	a payment in an amount of US$ equivalent 5,133,928 to Banco de Crédito Colombia, falling due on 27 July 2009;

(vii)	a payment in an amount of US$ equivalent 7,440,476 to Banco de Occidente, falling due on 28 July 2009;

(viii)	a payment in an amount of US$ equivalent 1,258,741 to Banco León, falling due on 31 July 2009;

(ix)	a payment in an amount of US$ equivalent 2,797,203 to Banco León, falling due on 31 July 2009;

(x)	a payment in an amount of US$ equivalent 2,797,203 to Banco León, falling due on 31 July 2009;”;

(c)	by deleting the words “24 June 2009” in sub paragraph (ix) and replacing them with the words “31 July 2009”; and

(d)	by deleting the words “sub paragraph (v)” in the paragraph immediately following sub paragraph (ix) and replacing them with the words “sub paragraphs (v) and (v)(A)”

10.	Save as specifically amended, varied or waived by this amendment letter, the provisions of the CWEA shall remain in full force and effect.

11.	For the avoidance of doubt, nothing in this amendment letter shall constitute or be construed as a waiver of any of the rights or remedies of any of the Lenders and no failure or delay in exercising, on the part of a Lender, any right or remedy under the CWEA shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further exercise thereof or the exercise of any other right or remedy.

12.	This amendment letter and any non-contractual obligations arising out of or in connection with it are governed by English law.

13.	Paragraphs 12 (Jurisdiction) and 13 (Counterparts) of the CWEA will also apply to this amendment letter as if set out in this amendment letter in full.

Please sign and date below in agreement with this letter and return the same ProjectJewelTeamCC@cliffordchance.com and Team-ProjectJewel-CGSHonly@cgsh.com on or before 5pm (New York time) on Monday 22 June 2009.

Please sign below in agreement with this letter.

Yours faithfully,

Signed /s/ [illegible]

Director

Name of institution (please print): Australia and New Zealand Banking Group Limited

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Name of institution (please print): Banco Bilbao Vizcaya Argentaria, S.A.

/s/ Bosco Eguilior

Signed Bosco Eguilior

Name of institution (please print): Banco Bilbao Vizcaya Argentaria, S.A.

Yours faithfully,

/s/ Alejandro Cardenas Bortoni

Signed Alejandro Cardenas Bortoni

Apoderado

Name of institution (please print): BBVA Bancomer, S.A. Institución de Banca Múltiple Grupo

Financiero BBVA Bancomer

/s/ Lorenzo [illegible] Elizondo

Signed Lorenzo [illegible] Elizondo

Apoderado

Name of institution (please print): BBVA Bancomer, S.A. Institución de Banca Múltiple Grupo

Financiero BBVA Bancomer

Yours faithfully,

Banco Bilbao Vizcaya Argentaria, S.A., New York Branch

/s/ Rodolfo Hare

Signed Rodolfo Hare

Vice President

/s/ Christian Aguirre

Signed Christian Aguirre

Assistant Vice President

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Attorney-in-fact

Name of institution (please print): Banco Santander, S.A.

Yours faithfully,

/s/ [illegible]

Signed /s/ [illegible]

Name of institution (please print): Bank of America, N.A.

Yours faithfully,

/s/ Gustavo Muñiz

Signed Gustavo Muñiz

Name of institution (please print): Bank of America, N.A.

Yours faithfully,

/s/ Myles Kassin

Signed Myles Kassin

Director

Name of institution (please print): Barclays Bank PLC

Yours faithfully,

/s/ Kathryn Quinn

Signed Kathryn Quinn

Managing Director

Name of institution (please print): BNP Paribas

/s/ Kristie Pellecchia

Signed Kristie Pellecchia

Vice President

Name of institution (please print): BNP Paribas

Yours faithfully,

/s/ Jesus [illegible]

Signed Jesus [illegible]

Name of institution (please print): Calyon

Yours faithfully,

/s/ Richard Teitelbaum

Signed Richard Teitelbaum

Name of institution (please print): Calyon

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Name of institution (please print): Citibank International plc, Sucursal en España

Yours faithfully,

/s/ Flavio Figueiredo

Signed Flavio Figueiredo

Managing Director

Name of institution (please print): Citibank, N.A. New York

Yours faithfully,

/s/ Ian McMillan

Signed Ian McMillan

Name of institution (please print): HSBC Bank plc

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Name of institution (please print): HSBC Bank plc, Sucursal en España

Yours faithfully,

/s/ Victor Manuel Elizondo Arías

Signed Victor Manuel Elizondo Arías

Name of institution (please print): HSBC México, S.A., Institución de Banca Múltiple, Grupo

Financiero HSBC

/s/ Victor Manuel Elizondo Arías

Signed Victor Manuel Elizondo Arías

Name of institution (please print): HSBC México, S.A., Institución de Banca Multiple, Grupo

Financiero HSBC, acting through its Grand Cayman Branch

Yours faithfully,

/s/ M.P.W. van Klink
Signed M.P.W. van Klink
Name of institution (please print): ING Bank N.V. and its affiliates

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): ING Bank N.V. and its affiliates

Yours faithfully,

/s/ Miguel Estrada Martí
Signed Miguel Estrada Martí
Attorney-in-fact
Name of institution (please print): ING Bank (México), SA, Institución de Banca Multiple

Yours faithfully,

/s/ José Carassó Amaiz
Signed José Carassó Amaiz
Director
Name of institution (please print): ING Bank (México), SA, Institución de Banca Multiple

Yours faithfully,

/s/ Gustavo De Rosa
Signed Gustavo De Rosa
Name of institution (please print): ING Belgium S.A., Sucursal en España

Yours faithfully,

/s/ Christophe Poos
Signed Christophe Poos
Name of institution (please print): ING Belgium S.A., Sucursal en España

Yours faithfully,

/s/ Pablo Ogarrio
Signed Pablo Ogarrio
Name of institution (please print): JPMORGAN CHASE BANK, N.A.

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): The Royal Bank of Scotland plc

/s/ [illegible]
Signed [illegible]
Name of institution (please print): The Royal Bank of Scotland plc

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): ABN Amro Bank N.V., Sucursal en España

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): ABN Amro Bank N.V., Sucursal en España

Yours faithfully,

/s/ Jonathan Smith
Signed Jonathan Smith
Name of institution (please print): Lloyds TSB Bank plc

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): Banco Español de Crédito, S.A.

/s/ [illegible]

Yours faithfully,

/s/ Miguel Otero
Signed Miguel Otero
Name of institution (please print): Fortis Bank SA, Sucursal en España

Yours faithfully,

/s/ Jose Sarasola
Signed Jose Sarasola
Name of institution (please print): Fortis Bank SA, Sucursal en España

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): Instituto de Credito Oficial - ICO

Yours faithfully,

/s/ Berto Nuvolone
Signed Berto Nuvolone
Name of institution (please print): WestLB AG

Yours faithfully,

/s/ Raul Calvo
Signed Raul Calvo
Name of institution (please print): WestLB AG

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): Scotiabank Europe plc

/s/ [illegible]
Signed [illegible]
Name of institution (please print): Scotiabank Europe plc

Yours faithfully,

/s/ David Noda
Signed David Noda
Vice President and Manager
Name of institution (please print): The Bank of Tokyo-Mitsubishi UFJ, Ltd.

On behalf of The Bank of Tokyo-Mitsubishi UFJ, Ltd., Sucursal en España

Yours faithfully,

/s/ Gina Hoey
Signed Gina Hoey
Vice President
Name of institution (please print): Bayerische Landesbank

Yours faithfully,

/s/ Nikolai von Mengden
Signed Nikolai von Mengden
Senior Vice President
Name of institution (please print): Bayerische Landesbank

Yours faithfully,

/s/ [illegible]
Signed [illegible]
Name of institution (please print): Deutsche Bank Luxembourg S.A.

/s/ [illegible]
Signed [illegible]
Name of institution (please print): Deutsche Bank Luxembourg S.A.

Yours faithfully,

/s/ Mario Campana

Signed Mario Campana

Name of institution (please print): Unicredit S.p.A. – Sucursal en España

/s/ Federico Pozzolo

Signed Federico Pozzolo

Name of institution (please print): Unicredit S.p.A. – Sucursal en España

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Manager

Name of institution (please print): Bank of Ireland

/s/ [illegible]

Signed [illegible]

Senior Manager

Name of institution (please print): Bank of Ireland

Yours faithfully,

/s/ Marco Silvo Pizzi

Signed Marco Silvo Pizzi

Name of institution (please print): Intesa Sanpaolo S.p.A., Sucursal en España

Yours faithfully,

/s/ Juan F Pontoni

Signed Juan F Pontoni

Name of institution (please print): Intesa Sanpaolo S.p.A., Sucursal en España

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Name of institution (please print): Caja de Ahorros y Monte de Piedad de Madrid

/s/ [illegible]

Signed [illegible]

Name of institution (please print): Caja de Ahorros y Monte de Piedad de Madrid

Yours faithfully,

/s/ Pierre Vincent

Signed Pierre Vincent

Directeur Corporate

Name of institution (please print): Caisse Regionale de Credit Agricole Mutuel de Paris d’Ile de France

Yours faithfully,

/s/ Brian Smith

Signed Brian Smith

Managing Director

Name of institution (please print): Commerzbank AG (formerly Dresdner Bank AG acting through its lending office, Dresdner Bank AG, New York Branch) as Lender

/s/ Mark McGuigan

Signed Mark McGuigan

Vice President

Yours faithfully,

/s/ Diony Lebot

Signed Diony Lebot

Name of institution (please print): Société Générale

Yours faithfully,

/s/ Mr. Arturo Bermúdez Cachaza

Signed Mr. Arturo Bermúdez Cachaza

Head of Syndications

Name of institution (please print): Caixa Galicia

Yours faithfully,

/s/ Javier Micó

Signed Javier Micó

Name of institution (please print): IKB Deutsche Industriebank AG, Sucursal en España

Yours faithfully,

/s/ Baltasar Suarez Llorente

Signed Baltasar Suarez Llorente

Name of institution (please print): Caja de Ahorros de Asturias

Yours faithfully,

/s/ Christian Schellino

Signed Christian Schellino

Directeur des Engagements

Name of institution (please print): BRED Banque Populaire

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Name of institution (please print): Centrobanca S.P.A., Banca di Credito Finanziario e Mobiliare SpA

Yours faithfully,

/s/ Marc Chait

Signed Marc Chait

Name of institution (please print): Standard Chartered Bank

Yours faithfully,

/s/ [illegible]

Signed [illegible]

Name of institution (please print): Standard Chartered Bank

Yours faithfully,

/s/ Miriam Corcoran

Signed Miriam Corcoran

Authorised Signatory

Name of institution (please print): Merrill Lynch International Bank Limited

Accepted and agreed:

CEMEX, S.A.B. de C.V.

For itself and on behalf of each Subsidiary Obligor

By: /s/ Hector Medina

Dated:

Accepted and agreed:

CEMEX España, S.A.

For itself and on behalf of each Subsidiary Obligor

By: /s/ Hector Medina

Dated:

Accepted and agreed:

CEMEX, S.A.B. de C.V.

For itself and on behalf of each Subsidiary Obligor

By: /s/ Rodrigo Trevino

Dated:

Accepted and agreed:

CEMEX España, S.A.

For itself and on behalf of each Subsidiary Obligor

By: /s/ Rodrigo Trevino

Dated:

Schedule 1 – Amended Annex 3

See Spreadsheet attached separately

Schedule 1 – Annex 3

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
ABN AMRO Bank N.V.	Promissory Note US$6,625,000 ABN, dated 6 April 2009	USD	6625000	6625000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

TOTAL EXPOSURE DEFERRED	USD	165,700,000.00
	AUD	37,083,869.33

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Australia and New Zealand Banking Group Limited	US$150,000,000 Loan Facility Agreement Australia and New Zealand Banking Group Limited dated 19 March, 2009	USD	150,000,000.00

Australia and New Zealand Banking Group Limited	Standby Letter of Credit for the account of CEMEX, Inc. / CEMEX Materials LLC.	USD	1,750,000.00

Australia and New Zealand Banking Group Limited	Standby Letter of Credit for the account of CEMEX, Inc. / CEMEX Materials LLC.	USD	13,950,000.00	USD165,700,000

Australia and New Zealand Banking Group Limited	AUS$4,000,000 Credit Cards Limit to Cemex Australia Pty Limited (AUS$515,832.22 outstanding as of March 19, 2009)	AUD	515,832.22

			Outstanding as of March 19, 2009

Australia and New Zealand Banking Group Limited	AUS$36,570,000 Indemnity Guarantee facilities (for performance, workmen’s comp and financial guarantees) to Cemex Australia Pty Limited and Rinker Group Pty LTd (AUS$35,818,037.11 and US$750,000 outstanding)	AUD	36,568,037.11	AUD 37,083,869

			Outstanding as of March 19, 2009

Part B

Lender	Facility/Derivative	Currency	Exposure Original CCY

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAJA DE AHORROS DE ASTURIAS	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	8,100,000	8,100,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
‘BANCO ESPAñOL DE CRéDITO, S.A. MADRID- Banesto	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

‘BANCO ESPAñOL DE CRéDITO, S.A. MADRID- Banesto	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	2,970,778,269	30,181,634

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BARCLAYS BANK PLC, MIAMI	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	38,549,118	38,549,118

BARCLAYS BANK PLC	Promissory Note US$49,128,020 Barclays Bank, dated 31 March 2009	USD	49,128,020	49,128,020

Part B

Lender	Facility/Derivative	Currency
BARCLAYS BANK PLC	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BARCLAYS BANK PLC	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

Barclays Bank New York Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

BARCLAYS BANK PLC	Surety Bond issued by Barclasy Bank PLC (with CEMEX UK Operations Limited as the borrower)	USD

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BAYERISCHE LANDESBANK	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	22,209,338	22,209,338

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		EUR	1.2744

		MXN	15.26

		COP	2555.89

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Banco Bilbao Vizcaya Argentaria, S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	90,585,129	90,585,129

Banco Bilbao Vizcaya Argentaria, S.A.	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	2,920,782,887	2,920,782,887

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA BANCOMER	Promissory Note US$50,00,000 BBVA Bancomer, dated 6 April 2009	USD	50,000,000	50,000,000

Part B

Lender	Facility/Derivative	Currency
BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA BANCOMER	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA BANCOMER	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	USD

BBVA BANCOMER, S.A., INSTITUCION DE BANCA MULTIPLE GRUPO FINANCIERO BBVA-BANCOMER	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BANCO BILBAO VIZCAYA ARGENTARIA S.A.	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

BANCO BILBAO VIZCAYA ARGENTARIA PUERTO RICO	US$30,000,000 CEMEX de Puerto Rico, Inc. Credit Agreement dated 31 August, 2005	USD

BBVA FACTORING E.F.C., S.A.	Contrato de Confirming del 14 de Enero del 2000 (EUR 30,000,000)	EUR

BBVA FACTORING E.F.C., S.A.	Contrato de Factoring (EUR 20,000,000)	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	Gestion de Cartera (EUR 8,000,000)	EUR

BBVA Colombia S.A.	COP20,000,000,000 CEMEX Colombia S.A. Pagaré al 16 Mayo, 2007	COP

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.	Stand By Letters of Credit and Bank Guarantee issued by Banco Bilbao Vizcaya Argentaria, S.A. (EUR 15,000,000)	EUR

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH	US$500,000,000 Pez Loan with CEMEX,S.A.B. de C.V. dated 25 June 2008, as further amended	USD

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH	Stand By Letters of Credit (US$57,024,753)	USD

BBVA Bancomer, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA Bancomer	EQUITY( Confirmation between CEDICE and BBVA Bancomer, S.A. dated March 13, 2009)	USD

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	20,000,000	20,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (Original Currency)
BNP Paribas	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	58,250,000	58,250,000

BNP Paribas	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	1,918,243,896

BNP Paribas	US$37,500,000 Loan Facility Agreement BNP Paribas (Sydney Branch) dated 1 October, 2007	USD	37,500,000	37,500,000

BNP Paribas	Promissory Note US$50,000,000 BNP Paribas, dated 6 April 2009	USD	50,000,000	50,000,000

BNP Paribas	Cash management lines	EUR	21,930,000	21,930,000

Part B

Lender	Facility/Derivative	Currency
BNP Paribas	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BNP Paribas	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	EUR

BNP Paribas	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BNP Paribas	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

BNP Paribas	US$700,000,000 syndicated facility, guarantees by CEMEX, CEMEX Mexico, Empresas Tolteca	USD

BNP Paribas	EPS (Quarry Bonds)	EUR

BNP Paribas	Util Ligne Glob EPS	EUR

Exchange Rate		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BANK OF AMERICA NA, SUCURSAL ESPAÑA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	17,976,618	17,976,618

BANK OF AMERICA, N.A.	Several Stand By Letters of Credit issued by Bank of America, N.A.	USD	8,720,117	8,720,117

BANK OF AMERICA, N.A.	Promissory Note US$4,093,054 Bank of America, dated 6 April 2009	USD	4,093,054	4,093,054

Part B

Lender	Facility/Derivative	Currency
BANK OF AMERICA NA, SUCURSAL ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BANK OF AMERICA N.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	USD

BANK OF AMERICA, N.A.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

BANK OF AMERICA, N.A.	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BANK OF AMERICA, N.A.-San Fran Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

BANK OF AMERICA, N.A.	Several Stand By Letters of Credit issued by Bank of America, N.A.	USD

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BANK OF TOKYO-MITSUBISHI UFG LTD.; SUCURSAL EN ESPAÑA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	11,100,000	11,100,000

Part B

Lender	Facility/Derivative	Currency
THE BANK OF TOKYO-MITSUBISHI UFG, LTD. SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

THE BANK OF TOKYO-MITSUBISHI, LTD	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

THE BANK OF TOKYO-MITSUBISHI LTD.	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

THE BANK OF TOKYO-MITSUBISHI, LTD.	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Exchange Rate		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
BRED BANQUE POPULAIRE	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	17,500,000	17,500,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		EUR	1.2744

Part A
Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAJA MADRID	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	13,572,500	13,572,500

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CALYON NEW YORK BRANCH	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	59,154,817	59,154,817

CALYON NEW YORK BRANCH	Promissory Note US$1,296,000 Calyon, dated 6 April 2009	USD	1,296,000	1,296,000

Part B

Lender	Facility/Derivative	Currency
CALYON	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

CALYON SUCURSAL EN ESPAÑA	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

CALYON NEW YORK BRANCH	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

Caisse Régionale de Crédit Agricole Mutuel du Gard	BANK LOAN	EUR

CALYON NEW YORK BRANCH	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CENTROBANCA - BANCA DE CREDITO	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	25,000,000	25,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		MXN	15.26

		PLN	3.655

		EGP	5.5973

		THB	35.775

		EUR	1.2744

		BDT	68.25

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CITIBANK NA, NEW YORK	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	45,585,129	45,585,129

CITIBANK NA, NEW YORK	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	865,709,523	8,795,180

Citibank, N.A.	Promissory Note US$51,947,000 Citibank, dated 6 April 2009	USD	51,947,000	51,947,000

Part B

Lender	Facility/Derivative	Currency
CITIBANK INTERNATIONAL PLC, SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

CITIBANK, N.A. NASSAU BAHAMAS BRANCH	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

CITIBANK (BANAMEX USA)	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

CITIBANK, N.A. NASSAU BAHAMAS BRANCH, CITIGROUP GLOBAL MARKETS INC	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	USD

CITIBANK N.A. NASSAU, BAHAMAS BRANCH	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

Citibank N.A., Nassau Bahamas Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Citibank, N.A.	Several Bank Guarantees issued by Citibank	USD

Derivatives:

Citigroup Global Markets Inc as agent for Citibank, N.A.	EQ (ISDA Master Agreement dated: April 23rd, 2008)	USD

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAISSE REGIONALE DE CREDIT AGRICOLE MUTUEL DE PARIS ET D’ILE-DE-FRANCE	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	20,000,000	20,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
DEUTSCHE BANK LUXEMBOURG S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	11,104,669	11,104,669

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
DRESDNER BANK AG	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	10,000,000	10,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		EUR	1.2744
Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (Original Currency)
FORTIS BANK, MADRID	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	64,000,000	64,000,000

FORTIS BANK, MADRID	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	591,307,500	6,007,391

Part B

Lender	Facility/Derivative	Currency
FORTIS BANK, S.A. SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

FORTIS BANK S.A./N.V.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

FORTIS BANK S.A./N.V, CAYMAN ISLANDS BRANCH	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

FORTIS BANK, S.A. SUCURSAL EN ESPAÑA	EUR 30 million, USD 25 million Fortis Multidivisa Bilateral Loan Agreement dated 28 August, 2006	EUR

FORTIS BANK, S.A. SUCURSAL EN ESPAÑA	Several Bank Guarantees issued by Fortis Bank, S.A.	EUR

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
CAJA DE AHORROS DE GALICIA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	5,000,000	5,000,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		EUR	1.2744

		MXN	15.26

		AED	3.6732

		EGP	5.5973

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
HSBC BANK PLC, MADRID	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	45,750,000	45,750,000

HSBC BANK PLC, MADRID	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	Promissory Note MXP739,385,880 HSBC Bank, dated 7 April 2009	MXN	739,385,880	48,452,548

Part B

Lender	Facility/Derivative	Currency
HSBC BANK PLC, SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

HSBC BANK, PLC SUCURSAL EN ESPAÑA	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

HSBC SECURITIES (USA) INC., HSBC MEXICO S.A. INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

HSBC BANK PLC - Madrid Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

HSBC México, S.A., Institución de Banca Multiple, Grupo Financiero HSBC, acting through its Grand Cayman Branch	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

HSBC México, S.A., Institución de Banca Multiple, Grupo Financiero HSBC	Factoring (Cadenas Productivas)	MXN

HSBC México, S.A., Institución de Banca Multiple, Grupo Financiero HSBC	Overdraft (CEMEX Mexico)	MXN

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	Overdraft (Empresas Tolteca)	MXN

HSBC MEXICO SA INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO HSBC	Overdraft (Petrocemex)	MXN

HSBC Bank plc	Asset Finance Leasing (CEMEX UK)	GBP

HSBC Bank plc	Debtors financing (CEMEX UK)	GBP

HSBC Bank plc	Credit cards (CEMEX UK)	GBP

HSBC Argentina	Leasing (Neoris Consulting)	ARS

HSBC BANK EGYPT S.A.E	Guarantee Line (Assuit Cement)	EGP

HSBC BANK EGYPT S.A.E	Overdraft (Assuit Cement)	EGP

HSBC BANK EGYPT S.A.E	Credit cards(Assuit Cement)	EGP

HSBC BANK EGYPT S.A.E	Overdraft (Cemex Ready Mix)	EGP

HSBC BANK EGYPT S.A.E	Guarantee (Cemex Ready Mix)	EGP

HSBC Bank Middle East Limited	Suppliers credit (RMC Topmix)	AED

HSBC Bank Middle East Limited	Overdraft (RMC Topmix)	AED

HSBC Bank Middle East Limited	Guarantees (RMC Topmix/Falcon/Supermix)	AED

HSBC Bank Middle East Limited	Trade line (RMC Topmix)	AED

HSBC Bank Middle East Limited	Credit cards (RMC Topmix)	AED

HSBC Bank Middle East Limited	FEX Line (RMC Topmix)	AED

HSBC Panama	Credit Cards (CEMEX Caribe)	USD

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
INSTITUTO DE CREDITO OFICIAL	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	62,500,000	62,500,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
IKB International S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	9,975,000	9,975,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		EUR	1.2744

		GBP	1.4314

		PLN	3.655

		MXN	15.26

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
ING Belgium SA, Sucursal en España	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	29,700,458	29,700,458

ING Belgium SA, Sucursal en España	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

ING Bank (México, S.A., Institución de Banca Múltiple)	MXN 447,202,272.50 Promissory Note maturing on 17 April 2009 from CEMEX, S.A.B. de C.V.	MXN	447,202,273	29,305,522

Part B

Lender	Facility/Derivative	Currency
ING BELGIUM S.A. SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

ING BELGIUM S.A. SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	EUR

ING BANK N.V.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

ING BANK, N.V. (ACTING THROUGH ITS CURACAO BRANCH)	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

ING Bank NV-Willemstad Branch	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

ING Bank, N.V., acting through its Curacao Branch	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

Exchange Rate		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
INTESA SAN PAOLO SPA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	19,445,000	19,445,000

Part B

Lender	Facility/Derivative	Currency

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
JPMORGAN CHASE BANK IBF	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

JPMORGAN CHASE BANK, N.A.	Promissory Note US$65,434,817 JPMorgan Chase, dated 17 Abril 2009	USD	65,434,817	65,434,817

Part B

Lender	Facility/Derivative	Currency
JPMORGAN CHASE BANK N.A., SUCURSAL EN ESPAÑA	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

JPMORGAN CHASE BANK, N.A.	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

JPMORGAN CHASE BANK, N.A.	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

JPMORGAN CHASE BANK, N.A.	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

JPMORGAN CHASE BANK, N.A.	$20,000,000 promissory note due April 17, 2009 (cash collateral to be applied) representing closed out derivatives	USD

JPMORGAN CHASE BANK, N.A.	$45,434,817 promissory note due April 17, 2009 (no collateral) representing closed out derivates	USD

JPMORGAN CHASE BANK, N.A.	Various lines of credit	USD

JPMORGAN CHASE BANK, N.A.	US$80,000,000 bilateral agreement with Cemex Materials maturing April 1, 2011	USD

JPMORGAN CHASE BANK, N.A.	US$90,000,000 bilateral agreement with Cemex Materials maturing February 28, 2011	USD

JPMORGAN CHASE BANK, N.A.	$65,000,000 SBLC	USD

JPMORGAN CHASE BANK, N.A.	Several Stand By Letters of Credit	USD

Exchange Rate		EUR	1.2744

		GBP	1.4314

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
LLOYDS TSB BANK, PLC	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	28,645,956	28,645,956

Part B

Lender	Facility/Derivative	Currency
LLOYDS TSB BANK, PLC	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

LLOYDS TSB BANK PLC	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

LLOYDS TSB BANK PLC, SUCURSAL EN ESPAÑA	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

LLOYDS TSB BANK PLC	Asset Finance Lesing (CEMEX UK)	GBP

LLOYDS TSB BANK PLC	Asset Finance Lesing (CEMEX France)	EUR

Exchange Rate		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Merrill Lynch	Promissory Note US$34,072,566 Merrill Lynch, dated 6 April 2009	USD	34,072,566	34,072,566

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		GBP	1.4314

		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
The Royal Bank of Scotland plc	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

The Royal Bank of Scotland plc	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

The Royal Bank of Scotland PLC	Promissory Note US$4,504,861 Royal Bank of Scotland, dated 6 April 2009	USD	4,504,861	4,504,861

Part B

Lender	Facility/Derivative	Currency
THE ROYAL BANK OF SCOTLAND	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

THE ROYAL BANK OF SCOTLAND PLC	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	USD

THE ROYAL BANK OF SCOTLAND PLC	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

THE ROYAL BANK OF SCOTLAND PLC	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

The Royal Bank of Scotland PLC	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

National Westminster Bank plc	Multi Line Facility (Overdraft)	GBP

Exchange Rate		JPY	98.43

		EUR	1.2744

		MXN	15.26

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
Banco Santander Central Hispanos, S.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	59,154,817	59,154,817

Banco Santander Central Hispanos, S.A.	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	1,918,243,896	19,488,407

Part B

Lender	Facility/Derivative	Currency
BANCO SANTANDER, S.A.	US$6,000,000,000 (originally US$9,000,000,000) Aquisition Facilities Agreement dated 6 December, 2006 (as amended)	USD

BANCO SANTANDER S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	EUR

BANCO SANTANDER S.A.	US$617,500,000 & EUR 587,500,000 Joint Bilateral Financing Facilities Agreement dated 27 January, 2009	USD

SANTANDER OVERSEAS BANK INC	US$700,000,000 Term and Revolving Facilities Agreement dated 27 June, 2005	USD

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	MXN

SANTANDER INVESTMENTS SECURITIES INC,	US$437,500,000 & MXN4,773,282,950 Joint Bilateral Financing Credit Agreement dated 27 January, 2009	USD

BANCO SANTANDER CENTRAL HISPANO S.A. NEW YORK BRANCH	US$700,000,000 (originally US$800,000,000) Credit Agreement dated 23 June, 2004	USD

BANCO SANTANDER CENTRAL HISPANO, SA NEW YORK BRANCH	US$1,200,000,000 Credit Agreement dated 31 May 2005	USD

Banco Santander S.A.	US$1,050,000,000 Senior Unsecured Dutch Loan “A & B” Agreement dated 2 June, 2008	USD

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	TRADE LINE HOLDING	MXN

Banco Santander S.A.	Renting	EUR

Banco Santander S.A.	Guarantees	EUR

Banco Santander S.A.	Confirming	EUR

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Leasing	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Confirming	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Corporate Bonds	MXN

BANCO SANTANDER (MEXICO), S.A., INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER	Corporate Loan	MXN

Banco Santander Colombia	Working Capital Facilities	COP

Banco Santander Rio	Working Capital Facilities	AR$

BANCO SANTANDER, S.A.	Several Stand By Letters of Credit issued by Banco Santander, S.A.	USD

	Derivatives:

	Transaction N°	Transaction	Transaction
Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974942	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974943	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974944	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974945	EQD OTC Options	6/6/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974948	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974949	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974951	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974953	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974956	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10974965	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10975124	EQD OTC Options	6/3/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	10975176	EQD OTC Options	6/12/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	9802032	Equity Forwards	10/13/2008	USD

Banco Santander (México), S.A., Institución de Banca Múltiple, Grupo Financiero Santander	9802069	Equity Forwards	10/13/2008	USD

Exchange Rate

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
SCOTIABANK EUROPE, PLC, LONDON	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	24,141,450	24,141,450

Part B

Lender	Facility/Derivative	Currency

Exchange Rate		JPY	98.43

		EUR	1.2744

		HRK	5.8098

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
SOCIETE GENERALE, NEW YORK	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	10,000,000	10,000,000

SOCIETE GENERALE, NEW YORK	Euro 250,000,000 and JPY19,308,000,000 Term and Revolving Facilities Agreement dated 30 March, 2004 (as amended)	JPY	2,368,202,341	24,059,762

Part B

Lender	Facility/Derivative	Currency
SOCIETE GENERALE

SOCIETE GENERALE

SOCIETE GENERALE

SOCIETE GENERALE SA

SOCIETE GENERALE SA

Societe Generale Equipment Finance Sp. z o.o

Societe Generale - Splitska banka d.d.

SOCIETE GENERALE

Exchange Rate		AED	3.6732

		PHP	48.80

		THB	35.775

		BDT	68.25

		MYR	3.673

Part B

Lender	Facility/Derivative	Currency
Standard Chartered Bank	Promissory Note US$45,329,600 Standard Chartered Bank, dated 24 April 2009	USD

Exchange Rate		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
UNICREDIT S.P.A.	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	20,000,000	20,000,000

Part B

Lender	Facility/Derivative	Currency
UNICREDIT S.P.A.	CZK 2,810,000 Bilateral Line due 31 December 2009	CZK

Exchange Rate		MXN	15.26

		EUR	1.2744

Part A

Lender	Facility/Derivative	Currency	Exposure Original CCY	Total Exposure for Lender (US$)
WEST LB AG, SUCURSAL EN ESPAÑA	US$2,300,000,000 (originally US$3,800,000,000) Revolving Facilities Agreement dated 24 September, 2004 (as amended)	USD	50,750,000	50,750,000

Part B

Lender	Facility/Derivative	Currency

To:	G14 Members

c/o Cleary Gottlieb Steen & Hamilton LLP

By Email	June 23, 2009

Dear Sirs

CEMEX (Conditional Waiver and Extension Agreement)

Reference is made to (1) the Conditional Waiver and Extension Agreement dated 16 April 2009 among the G12 Members, CEMEX, S.A.B. de C.V. and CEMEX España, S.A. (the “CWEA”), (2) our letter dated March 24, 2009 addressed by Australia and New Zealand Banking Group Limited (“ANZ”) to the G12 Members c/o Clifford Chance, and (3) our letters dated April 23, 2009 and May 28, 2009 addressed by ANZ to the G12 Members c/o Clifford Chance.

Please note that ANZ has received internal approval to provide the extensions and waivers set out in sub paragraph 3.1 of paragraph 3 of the CWEA for an additional period from June 24, 2009 until the earlier of (i) July 31, 2009 and (ii) the date on which any of the shares or assets of CEMEX Australia Pty Limited are sold, directly or indirectly, to Holcim Ltd. or any of its affiliates (such earlier date, the “ANZ Expiration Date”). Therefore, with respect to ANZ, the Relevant Period for the purposes of paragraph (a) of the definition of “Relevant Period” in the CWEA shall now end on the ANZ Expiration Date.

Yours sincerely,

Australia and New Zealand Banking Group Limited

/s/ [ILLEGIBLE]
Director